UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2024

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 11, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Aeries Technology, Inc. (the “Company”) approved the dismissal of, and dismissed, KNAV CPA LLP (“KNAV”) as the Company’s independent registered public accounting firm. KNAV was the independent registered public accounting firm of the Company since February 1, 2024. Prior to the completion of the Company’s business combination with Aark Singapore Ptd. Ltd. (“AARK”), KNAV had been the independent registered public accounting firm of AARK since 2022.

KNAV’s report on AARK’s carve-out consolidated financial statements, as of and for the fiscal years ended March 31, 2023 and March 31, 2022 (as restated) (the “Financial Statements”) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of KNAV on the Financial Statements contained an explanatory paragraph which noted that the Financial Statements have been restated to correct certain misstatements.

During the fiscal years ended March 31, 2023 and March 31, 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KNAV on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KNAV, would have caused KNAV to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such fiscal periods except with respect to the below.

In connection with the audit of the Company’s financial statements for the fiscal year ended March 31, 2024, KNAV advised the Company of its need to expand the scope of the procedures related to revenue recognition for certain contracts in the Middle East and APAC region. During the course of considering the request of KNAV, the Company determined that its revenue arrangements (and the accounting for those arrangements) require greater auditing resources to attest in a timely manner. As a result of this determination, the Company decided that it needed to engage an independent accountant that is located close to the Company’s accounting operations, in India, and therefore is more readily accessible to the Company than is KNAV. Accordingly, the Company’s Audit Committee determined to engage Manohar Chowdhry & Associates, as its principal independent accountant.

During the fiscal years ended March 31, 2023 and March 31, 2024 and the subsequent interim period through the date of this Current Report, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as set forth above and below.

As previously disclosed in Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2023 due to certain material weaknesses that are primarily attributable to improper segregation of duties, inadequate processes for timely recording of significant events and material transactions, and inadequate design and implementation of information and communication policies, procedures and monitoring activities. The subject matters of this reportable event were discussed by the Audit Committee with KNAV.

The Company provided KNAV with a copy of this Current Report before it was filed and requested that KNAV furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made herein. A copy of KNAV’s letter dated August 15, 2024 is attached hereto as Exhibit 16.1.

(b) Appointment of New Independent Registered Public Accounting Firm

On August 11, 2024, the Audit Committee appointed Manohar Chowdhry & Associates (“MCA”) as the successor independent registered public accounting firm. MCA will serve as the Company’s independent registered public accounting firm for the fiscal years ended March 31, 2024 and 2023.

During the fiscal years ended March 31, 2023 and March 31, 2024 and the subsequent interim period through the date of this Current Report, neither the Company nor anyone on its behalf consulted MCA regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MCA with a copy of this Current Report before it was filed and provided MCA the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. MCA informed the Company that it agreed with the statements made by the Company in this Item 4.01 and does not have any new information or clarification to provide.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of KNAV CPA LLP, dated August 15, 2024. (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024	AERIES TECHNOLOGY, INC.
A Cayman Islands exempted company

	By:	/s/ Rajeev Nair
	Name:	Rajeev Nair
	Title:	Chief Financial Officer

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